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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT

               Pursuant to Section 13 or 15(d) of  the
                  Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  February 3, 1995
                                                       ----------------

                 TRANS WORLD ENTERTAINMENT CORPORATION
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         (Exact name of registrant as specified in its charter)

     New York                      0-14818               14-1541629
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   (State or other             (Commission File         (IRS Employer
   jurisdiction of                 Number)              Identification No.)
   incorporation)


    38 Corporate Circle, Albany, New York              12203
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    (Address of principal executive offices)          (Zip Code)


   Registrant's telephone number, including area code  (518) 452-1242
                                                       --------------


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Item 5.     Other Events
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The Registrant announced three principal developments: (a) a store closing charge for its fiscal quarter ending January 28, 1995, equal to, on a pre-tax basis, approximately $21,000,000; (b) a forecasted net loss, after the store closing charge, for the fiscal year ending January 28, 1995, ranging from $.65 to $.75 per share; and (c) a default and accompanying temporary waiver of two covenant tests under the Registrant's senior credit facilities, all as more fully set forth in the Press Release, dated February 2, 1995 (the "Press Release") issued by the Registrant. The description herein is qualified in its entirety by reference to the full text of the Press Release filed as Exhibit 99 hereto and incorporated herein by reference.



Item 7.     Financial Statements and Exhibits
            ----------------------------------

            (c)  Exhibits                                        Page No.
                                                                 --------

            99      Press Release, dated February 2, 1995 issued     3
                    by Trans World Entertainment Corporation.



                             Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TRANS WORLD ENTERTAINMENT
                                       CORPORATION


 February 3, 1995                   By: /s/ ROBERT A. HELPERT
 ________________                      _____________________________
 Date                                  Robert A. Helpert
                                       Executive Vice President and
                                       Chief Administrative Officer
                                       (Duly authorized officer)


 February 3, 1995                   By: /s/ JOHN J. SULLIVAN
 ________________                      _____________________________
 Date                                  John J. Sullivan
                                       Vice President - Finance
                                       (Chief Accounting Officer)